Supplement Dated September 1, 2008 to Prospectus Dated May 1, 2008 for BEACON NAVIGATOR Flexible Premium Deferred Variable Annuity Contract	OM Financial Life Insurance Company Old Mutual Financial Network Separate Account VA

This Supplement to the Prospectus is to reflect a change in the individual owner current charge for the optional Account Protection Package for Contracts issued on and after September 1, 2008, and to clarify how changes in charges for the Account Enhancement Package and Account Protection Package optional benefits are applied. The information, below, replaces its corresponding information in the prospectus.

Prospectus, Page 4:

ANNUAL FEES and EXPENSES

ANNUAL CONTRACT FEE

Currently waived if Contract Value of all variable annuity policies issued by us and owned by you are at least $50,000 on a Contract Anniversary. The Contract Fee is levied on each Contract Anniversary against Subaccount investments on a pro-rata basis (unless you specify otherwise).

• Guaranteed Maximum: $50 • Current: $0
SEPARATE ACCOUNT ANNUAL EXPENSES Charge is deducted daily from assets allocated to the Subaccounts on a pro-rata basis to equal the annual % shown.
MORTALITY & EXPENSE RISK CHARGE	• Guaranteed Maximum: 2.00%Current:1.55%
OPTIONAL FEATURE FEES Charge is deducted daily from assets allocated to the Subaccounts on a pro-rata basis to equal the annual % shown.
• ACCOUNT ENHANCEMENT PACKAGE(payable for the life of the Contract)	• Guaranteed Maximum: 1.00% • Current: 0.45%
• ACCOUNT PROTECTION PACKAGE (payable until revoked by Owner)	• Guaranteed Maximum: 1.15%
Single Owner	• Current: 0.90%
Joint Spousal Owners	• Current: 0.95%
Charge is deducted monthly from assets allocated to the Subaccounts on a pro-rata basis to equal the annual % shown. • GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER(payable until revoked by Owner)	• Guaranteed Maximum: 1.20% • Current: 0.80%

TOTAL POSSIBLE SEPARATE ACCOUNT CHARGES

(Assumes highest guaranteed charge combination of options is selected at inception, so in addition to Mortality and Expense Risk Charge, assumes the Account Enhancement Package and the Account Protection Package but not the Guaranteed Minimum Accumulation Benefit.)

• Guaranteed Maximum: 4.15%
Single Owner	• Current: 2.90%
Joint Spousal Owners	• Current: 2.95%

Prospectus, Page 5

The Example of Expenses table footnote 1 states that the total current charge for the Account Enhancement and Account Protection Packages is 1.30%. That total charge is now 1.35%. This change does not affect any values shown in the table.

Prospectus, Page 8

The OPTIONAL CHARGES FOR THE ACCOUNT PROTECTION PACKAGE AND THE ACCOUNT ENHANCEMENT PACKAGE section is changed by deleting the third paragraph, which is an error as it is redundant to the language in the next section, and by adding the following sentence to the end of the second paragraph: “Any increase to the current charge would only be applied to new allocations of Contract Value to the Rider and would not take effect until our prospectus has been changed by amending our product registration with the Securities and Exchange Commission.”

ALL OTHER CONTRACT PROVISIONS REMAIN AS STATED IN YOUR CONTRACT AND PROSPECTUS, AS PREVIOUSLY AMENDED.

Retain this Supplement with your Beacon Navigator Prospectus.

If you no longer have your prospectus, you may obtain a copy from our website www.omfn.com or by calling us at 1-866-599-2760.

Beacon Navigator prospectus Supplement dated September 1, 2008.	Page 1 of 2